SUPPLEMENT TO THE
FIDELITY PURITAN(registered trademark)  FUND
PROSPECTUS
DATED SEPTEMBER 29, 1995
The following information replaces the similar information found in the Charter section beginning on page 8.
Bettina Doulton is lead manager and vice president of Puritan, which she has managed since March 1996. She also manages Advisor Income & Growth, Advisor Annuity Income & Growth, VIP Equity-Income, and Advisor Equity Income. Previously, she managed Value, Select Automotive, assisted on Magellan(registered trademark), and served as a research analyst. Ms. Doulton joined Fidelity in 1986.
Kevin Grant is vice president of Puritan and manager of its fixed-income investments, which he has managed since March 1996. He also manages Ginnie Mae, Spartan Ginnie Mae, and Mortgage Securities. In addition, he manages the fixed-income investments of Advisor Income & Growth and Advisor Annuity Income & Growth. Previously, he was a vice president and chief mortgage strategist for Morgan Stanley, and he served as an investment director at Aetna Bond Investors. Mr. Grant joined Fidelity in 1993.